UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 20, 2007

SIMPLETECH, INC.

(Exact name of registrant as specified in charter)

California	000-31623	33-0399154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3001 Daimler Street, Santa Ana, California	92705-5812
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 476-1180

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	Results of Operations and Financial Condition.

On February 20, 2007, SimpleTech, Inc. (the “Company”) reported its financial results for the fourth quarter and year ended December 31, 2006. A copy of the press release issued by the Registrant on February 20, 2007 concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

See the disclosures under Item 7.01 regarding the Company’s unaudited pro forma financial statements, which are incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, unless the Registrant specifically incorporates the foregoing information into those documents by reference.

ITEM 7.01.	Regulation FD Disclosure.

On February 12, 2007, SimpleTech, Inc. (the “Company”) filed a Current Report on Form 8-K, as amended by that certain Current Report on Form 8-K/A filed on February 15, 2007, that disclosed, among other things, the consummation by the Company of the sale of assets of its Consumer Division. In connection therewith, and pursuant to the requirements of Item 9.01(b) of Form 8-K, the Company filed unaudited pro forma balance sheet as of September 30, 2006, unaudited pro forma statements of operations for the nine months ended September 30, 2006 and 2005 and the fiscal years ended December 31, 2005, 2004 and 2003, each giving effect to the sale of the Consumer Division assets.

To assist investors to better understand the impact of the sale of the assets of the Consumer Division, the Company is voluntarily furnishing additional unaudited pro forma financial statements, attached hereto as Exhibit 99.2, that give effect to the sale of the assets of the Consumer Division. The unaudited pro forma consolidated statements of operations furnished herewith are presented for illustrative purposes only. The unaudited pro forma statements of operations for the three months ended March 31, 2006, June 30, 2006, September 30, 2006 and December 31, 2006 have been prepared assuming that the sale of the Consumer Division assets occurred as of the beginning of each such periods and are not necessarily indicative of the results of operations for future periods or the results that actually would have been realized if the Consumer Division assets had been sold as of such dates. The pro forma financial statements are based on certain assumptions and adjustments described in the notes to the pro forma financial statements and should be read in conjunction with the financial statements and related notes contained in the Company’s Forms 10-Q for the quarters ended March 31, 2006, June 30, 2006, September 30, 2006 and Form 10-K for the year ended December 31, 2006 that the Company anticipates filing by March 31, 2007.

The information furnished under Item 7.01 of this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, unless the Company specifically incorporates the foregoing information into those documents by reference.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release of SimpleTech, Inc., dated February 20, 2007, reporting its financial results for the fourth quarter and year ended December 31, 2006 (furnished and not filed herewith solely pursuant to Item 2.02).

99.2	Unaudited Pro Forma Statements of Operations of SimpleTech, Inc. for the Three Months Ended March 31, 2006, June 30, 2006, September 30, 2006 and December 31, 2006 (furnished and not filed herewith solely pursuant to Item 7.01).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SimpleTech, Inc.

Date: February 20, 2007	By:	/s/ Dan Moses
Dan Moses
Chief Financial Officer and Executive Vice President

Exhibit Index

Exhibit Number	Description of Exhibit
99.1	Press Release of SimpleTech, Inc., dated February 20, 2007, reporting its financial results for the fourth quarter and year ended December 31, 2006 (furnished and not filed herewith solely pursuant to Item 2.02).

99.2	Unaudited Pro Forma Statements of Operations of SimpleTech, Inc. for the Three Months Ended March 31, 2006, June 30, 2006, September 30, 2006 and December 31, 2006 (furnished and not filed herewith solely pursuant to Item 7.01)